EXECUTION COPY

THIRD AMENDMENT TO LOAN AGREEMENT AND GUARANTY

This THIRD AMENDMENT TO LOAN AGREEMENT AND GUARANTY, dated as of April 19, 2006 (this “Amendment”), in respect of and to the Loan Agreement and Guaranty, dated as of March 24, 2005, among Foster Wheeler LLC, Foster Wheeler USA Corporation, Foster Wheeler North America Corp., Foster Wheeler Energy Corporation and Foster Wheeler Inc., as Borrowers, the Guarantors party thereto, as Guarantors, the Lenders party thereto, as the Lenders, Morgan Stanley & Co. Incorporated, as the Collateral Agent, Wells Fargo Foothill, Inc. as Administrative Agent and Morgan Stanley Senior Funding, Inc., as Documentation Agent, Syndication Agent, Sole Lead Arranger and Sole Lead Bookrunner, as amended by the First Amendment to Loan Agreement and Guaranty dated as of August 4, 2005 and the Second Amendment to Loan Agreement and Guaranty dated as of October 17, 2005 (the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

WITNESSETH:

WHEREAS, the Administrative Borrower and the Required Lenders wish to amend Section 7.7(a)(v)(V) of the Loan Agreement to clarify the meaning of market value used therein and to provide the ability for the Borrower to make a “clean up” call for certain Indebtedness with an outstanding aggregate balance of less than $15,000,000; and

WHEREAS, the Administrative Borrower and the Required Lenders have agreed to the requested amendments on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration provided by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1. Amendments . Subject to the satisfaction of the conditions precedent set forth in Section 2, the Loan Agreement is hereby amended as of the date hereof in accordance with this Section 1.

(a) Section 1.1 of the Loan Agreement is hereby amended by adding the following new definition in proper alphabetical order: ““Indebtedness Market Value”, as used in Section 7.7(a)(v)(V) of this Loan Agreement, means the fair market value, as determined by the Board of Directors of Parent in the exercise of its reasonable business judgment as of the date of such determination, of Indebtedness permitted to be prepaid, redeemed, defeased, purchased or otherwise acquired under Section 7.7.(a)(v)(V), provided that the Indebtedness is in fact acquired within 60 days of the date of such determination.”

(b) Section 7.7(a)(v)(V) of the Loan Agreement is hereby amended to delete it in its entirety and replace it with: “(V) the amount paid in respect of such prepayment, redemption, defeasance, purchase or other acquisition of any such Indebtedness does not exceed (A) in the case of any Indebtedness, the outstanding aggregate balance of which is $15,000,000 or more, the lesser of (x) the principal amount of such Indebtedness plus any premium required to be paid and any accrued and unpaid interest thereon or (y) the Indebtedness Market Value of such Indebtedness, or (B) in the case of Indebtedness, the outstanding aggregate balance of which is less than $15,000,000, the greater of (x) the principal amount of such Indebtedness plus any premium required to be paid and any accrued and unpaid interest thereon, or (y) the Indebtedness Market Value of such Indebtedness”.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Administrative Borrower and the Requisite Lenders and Agents shall have received such other documents and instruments as Agents shall have requested. This Amendment is subject to the provisions of Section 15.1 of the Loan Agreement.

SECTION 3. Representations and Warranties of Administrative Borrower. The Administrative Borrower, on behalf of itself and the Borrower Parties, hereby represents and warrants in favor of the Lenders and the Agents that:

(a) As of the date hereof, Borrower Parties have made all payments required under ERISA and other Applicable Law to the Foster Wheeler Salaried Employees Pension Plan.

(b) This Amendment has been executed and delivered by duly authorized representatives of the Administrative Borrower, and the Loan Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of each Borrower Party, and is enforceable against each Borrower Party in accordance with its terms.

(c) Immediately after giving effect to this Amendment, no Default or Event of Default has occurred or is continuing.

(d) All of the representations and warranties of each Borrower Party contained in the Loan Agreement, as modified and amended hereby, continue to be true and correct as of the date hereof in all material respects as though made on and as of such date.

SECTION 4. Reference to and Effect on the Loan Agreement.

(a) Except as expressly amended or otherwise modified by this Amendment, the Loan Agreement and all other terms and provisions thereof shall continue in full force and effect in accordance with their respective terms, and the Loan Agreement is hereby in all respects ratified and confirmed. This Amendment shall be deemed to be a Loan Document for all reasons.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under, or amend, supplement or modify, any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

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SECTION 5. Costs and Expenses. The Administrative Borrower agrees to pay on demand all costs and expenses of any Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for any Agent).

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

FOSTER WHEELER LLC,
a Delaware limited liability company, as
Administrative Borrower

By: ______________________
Name: John T. La Duc
Title: Executive Vice President

The undersigned Lender hereby consents and agrees as of the date first above written to the Third Amendment to Loan Agreement and Guaranty.

By: ______________________________
Name: Steven Mandis
Title: Vice Chairman
Halcyon Structured Asset Management

The undersigned Lender hereby consents and agrees as of the date first above written to the Third Amendment to Loan Agreement and Guaranty.

MARINER OPPORTUNITIES FUND, LP
By: Mariner Investment Group

By: ______________________

Name: Adam Cohen
Title: Principal, Mariner Investment Group as Investment Advisor

The undersigned Lender hereby consents and agrees as of the date first above written to the Third Amendment to Loan Agreement and Guaranty.

CASPIAN CAPITAL PARTNERS L.P.
By: Mariner Investment Group

By: [signature]

Name: Adam Cohen
Title: Principal, Mariner Investment Group as Investment Advisor

The undersigned Lender hereby consents and agrees as of the date first above written to the Third Amendment to Loan Agreement and Guaranty.

By: ______________________

Avenue Investments, L.P.

By: Avenue Partners, LLC General Partner

Name: Sonia Gardner

Title: Member

By: ______________________

Avenue International, Ltd.

By: Avenue International Advisors, LLC

Name: Sonia Gardner

Title: Member

The undersigned Lender hereby consents and agrees as of the date first above written to the Second Amendment to Loan Agreement and Guaranty.

MORGAN STANLEY SENIOR FUNDING, INC.

By: ______________________

Name: Jason Colodne

Title: Authorized Signatory

The undersigned Lender hereby consents and agrees as of the date first above written to the Second Amendment to Loan Agreement and Guaranty.

By: Empyrean Investments LLC
Name: SCOTT IMBACH
Title: Authorized Signatory

The undersigned Lender hereby consents and agrees as of the date first above written to the Second Amendment to Loan Agreement and Guaranty.

Signature Block:

ZOHAR CDO 2003-1, LIMITED

By: Patriarch Partners VIII, LLC,
its Collateral Manager

By: ____________________
Name: Lynn Tilton
Title: Manager

ZOHAR II 2005-1, LIMITED
By: Patriarch Partners XIV, LLC
its Collateral Manager

By: ____________________
Name: Lynn Tilton
Title: Manager

The undersigned Lender hereby consents and agrees as of the date first above written to the Second Amendment to Loan Agreement and Guaranty.

By: ______________________

Name:

Title: FRANK ARGENZIANO,

For Thrasia, LLC

FRANK ARGENZIANO, CFO